Exhibit 99.1
FOR IMMEDIATE RELEASE
October 19, 2010
WESTAMERICA BANCORPORATION REPORTS
THIRD QUARTER 2010 RESULTS
San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported third quarter 2010 net income applicable to common equity of $23.7 million, or $0.81 diluted earnings per share (“EPS”), compared to $23.6 million, or $0.80 EPS in the prior quarter and $23.8 million, or $0.81 EPS in the third quarter 2009. Third quarter 2010 net income applicable to common equity represents an 18 percent annualized return on average common equity.
“Westamerica’s net interest margin was 5.54 percent in the third quarter 2010, supported by a very low 0.30 percent cost of funding. Our focus on growing checking and savings deposits helps maintain a lower funding cost relative to our peers. We also focus on delivering more of our revenue to the bottom line by operating in the most efficient manner possible. Our operating expenses declined $600 thousand from the prior quarter,” said Chairman, President and CEO David Payne. “The credit quality of legacy Westamerica loans remained stable during the quarter, while FDIC-indemnified nonperforming loans declined $4 million to $56 million at September 30, 2010. Common shareholders’ equity grew to $541 million at September 30, 2010 resulting in a total regulatory capital ratio of 14.9 percent. We were pleased to have deployed some of our excess capital during the quarter acquiring assets and assuming liabilities of the former Sonoma Valley Bank,” Payne added.
Third quarter 2010 operating results include net interest and fee income from acquired assets and assumed liabilities of the former Sonoma Valley Bank, which Westamerica purchased and assumed from the Federal Deposit Insurance Corporation (FDIC) on August 20, 2010. During the third quarter 2010, Westamerica incurred noninterest expenses of approximately $325 thousand due to duplicative operations and recorded a $178 thousand acquisition gain. Management anticipates integration activities will be completed in the first quarter 2011.

Net interest income on a fully taxable equivalent basis (FTE) was $56.7 million for the third quarter 2010, compared to $56.6 million (FTE) for the prior quarter and $61.6 million (FTE) for the third quarter 2009. The third quarter 2010 annualized net interest margin was 5.54 percent (FTE), compared to 5.62 percent (FTE) for the prior quarter and 5.48 percent (FTE) for the third quarter 2009. The decline in the net interest margin from the prior quarter is due to a decline in investment securities yields; yields on recently purchased investment securities are lower than yields on maturing securities and principal paydowns. The decline in net interest income from the third quarter 2009 is attributable to lower levels of interest-earning assets. Weak economic conditions and deleveraging by businesses and individuals have impacted loan volumes.
The provision for loan losses was $2.8 million for the third quarter 2010, unchanged from the prior quarter and from the third quarter 2009.
Noninterest income for the third quarter 2010 was $15.1 million, compared to $15.8 million in the prior quarter. Service charges on deposit accounts declined $467 thousand during the third quarter 2010 when compared to the prior quarter; new overdraft regulations caused a reduction in overdraft fees, which was offset in part by the introduction of new service fees.
Noninterest expense for the third quarter of 2010 totaled $31.5 million, reduced from $32.1 million in the prior quarter, due to lower postage, loan administration and other operating expenses. Noninterest expense for the third quarter 2010 was $3.6 million lower than noninterest expense in the third quarter 2009 due to declines in personnel cost, occupancy and equipment, telephone, postage and other operating expenses. Westamerica completed its integration of acquired assets and assumed liabilities of the former County Bank in August 2009, which were purchased and assumed from the FDIC in February 2009.
Non-performing originated loans totaled $20 million at September 30, 2010 essentially unchanged from June 30, 2010. The allowance for loan losses totaled $38 million at September 30, 2010. Non-performing purchased loans indemnified by the FDIC totaled $56 million at September 30, 2010 reduced from $61 million at June 30, 2010; such loans were measured at estimated fair value on the February 6, 2009 acquisition date. Nonperforming purchased loans totaled $38 million at September 30, 2010; such loans were measured at estimated fair value on the August 20, 2010 acquisition date.

Shareholders’ equity at September 30, 2010 was $541 million, increased from $528 million at June 30, 2010. Westamerica paid a regular quarterly dividend of $0.36 per common share in August 2010, totaling $10.5 million. At September 30, 2010, Westamerica Bancorporation’s total regulatory capital ratio was 14.88 percent and Westamerica Bank’s total regulatory capital ratio was 14.95 percent; both measurements exceed the “well-capitalized” level of ten percent under regulatory requirements.
Westamerica operates commercial banking offices throughout Northern and Central California. At September 30, 2010, Westamerica’s total assets and total loans outstanding were $5.0 billion and $3.0 billion, respectively.
Westamerica Bancorporation Web Address: www.westamerica.com
For additional information contact:
Westamerica Bancorporation
Robert A. Thorson — SVP & Chief Financial Officer
707-863-6840

FORWARD-LOOKING INFORMATION:
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products, or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”
Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company’s control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company’s most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2009 filed on Form 10-K and quarterly report for the quarter ended June 30, 2010 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company’s business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010 and the Sarbanes-Oxley Act of 2002, and mergers and acquisitions.
Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.
#######

Public Information October 19, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2010
1. Net Income Summary.

	(dollars in thousands except per-share amounts)
			Q3’10 /		Q3’10 /			9/30’10YTD /
	Q3’10	Q3’09	Q3’09	Q2’10	Q2’10	9/30’10YTD	9/30’09YTD	9/30’09YTD

1 Net Interest Income (Fully Taxable Equivalent)	$56,669	$61,593	-8.0%	$56,573	0.2%	$170,271	$183,270	-7.1%
2 Provision for Loan Losses	2,800	2,800	0.0%	2,800	0.0%	8,400	7,200	16.7%
3 Noninterest Income:
4 Gain on Acquisition	178	0	n/m	0	n/m	178	48,844	n/m
5 Other	14,893	15,961	-6.7%	15,770	-5.6%	46,133	47,471	-2.8%

6 Total Noninterest Income	15,071	15,961	-5.6%	15,770	-4.4%	46,311	96,315	n/m
7 Noninterest Expense	31,508	35,151	-10.4%	32,095	-1.8%	95,635	107,940	-11.4%

8 Income Before Taxes (FTE)	37,432	39,603	-5.5%	37,448	0.0%	112,547	164,445	n/m
9 Income Tax Provision (FTE)	13,723	14,346	-4.3%	13,887	-1.2%	41,701	63,180	n/m

10 Net Income	23,709	25,257	-6.1%	23,561	0.6%	70,846	101,265	n/m
11 Preferred Stock Dividends and Discount Accretion	0	1,466	n/m	0	n/m	0	3,151	n/m

12 Net Income Applicable to Common Equity	$23,709	$23,791	-0.3%	$23,561	0.6%	$70,846	$98,114	n/m

13 Average Common Shares Outstanding	29,127	29,210	-0.3%	29,207	-0.3%	29,187	29,072	0.4%
14 Diluted Average Common Shares Outstanding	29,385	29,429	-0.2%	29,568	-0.6%	29,515	29,313	0.7%

15 Operating Ratios:
16 Basic Earnings Per Common Share	$0.81	$0.81	0.0%	$0.81	0.0%	$2.43	$3.37	n/m
17 Diluted Earnings Per Common Share	0.81	0.81	0.0%	0.80	1.2%	2.40	3.35	n/m
18 Return On Assets (annualized)	1.95%	1.86%		2.00%		1.98%	2.57%
19 Return On Common Equity (annualized)	17.9%	19.7%		18.2%		18.3%	28.4%
20 Net Interest Margin (FTE) (annualized)	5.54%	5.48%		5.62%		5.59%	5.39%
21 Efficiency Ratio (FTE)	43.9%	45.3%		44.4%		44.2%	38.6%

22 Dividends Paid Per Common Share	$0.36	$0.35	2.9%	$0.36	0.0%	$1.08	$1.06	1.9%
23 Common Dividend Payout Ratio	44%	43%		45%		45%	32%
2. Net Interest Income.

	(dollars in thousands)
			Q3’10 /		Q3’10 /			9/30’10YTD /
	Q3’10	Q3’09	Q3’09	Q2’10	Q2’10	9/30’10YTD	9/30’09YTD	9/30’09YTD

1 Interest and Fee Income (FTE)	$59,765	$66,093	-9.6%	$59,718	0.1%	$180,046	$198,348	-9.2%
2 Interest Expense	3,096	4,500	-31.2%	3,145	-1.6%	9,775	15,078	-35.2%

3 Net Interest Income (FTE)	$56,669	$61,593	-8.0%	$56,573	0.2%	$170,271	$183,270	-7.1%

4 Average Earning Assets	$4,068,561	$4,470,851	-9.0%	$4,033,831	0.9%	$4,071,089	$4,541,596	-10.4%
5 Average Interest-Bearing Liabilities	2,830,355	3,094,081	-8.5%	2,754,458	2.8%	2,810,261	3,186,918	-11.8%

6 Yield on Earning Assets (FTE) (annualized)	5.84%	5.88%		5.93%		5.91%	5.83%
7 Cost of Funds (annualized)	0.30%	0.40%		0.31%		0.32%	0.44%
8 Net Interest Margin (FTE) (annualized)	5.54%	5.48%		5.62%		5.59%	5.39%
9 Interest Expense/Interest-Bearing Liabilities (annualized)	0.43%	0.58%		0.46%		0.46%	0.63%
10 Net Interest Spread (FTE) (annualized)	5.41%	5.30%		5.47%		5.45%	5.20%
3. Loans & Other Earning Assets.

	(average volume, dollars in thousands)
			Q3’10 /		Q3’10 /			9/30’10YTD /
	Q3’10	Q3’09	Q3’09	Q2’10	Q2’10	9/30’10YTD	9/30’09YTD	9/30’09YTD

1 Total Assets	$4,835,357	$5,072,866	-4.7%	$4,731,270	2.2%	$4,793,266	$5,113,359	-6.3%
2 Total Earning Assets	4,068,561	4,470,851	-9.0%	4,033,831	0.9%	4,071,089	4,541,596	-10.4%
3 Total Loans	2,937,501	3,263,388	-10.0%	2,924,515	0.4%	2,952,665	3,261,462	-9.5%
4 Commercial Loans	772,997	901,127	-14.2%	773,814	-0.1%	780,935	910,263	-14.2%
5 Commercial Real Estate Loans	1,234,475	1,313,545	-6.0%	1,224,442	0.8%	1,232,406	1,289,190	-4.4%
6 Consumer Loans	930,029	1,048,716	-11.3%	926,259	0.4%	939,324	1,062,009	-11.6%
7 Total Investment Securities	1,131,060	1,207,463	-6.3%	1,109,316	2.0%	1,118,424	1,280,134	-12.6%
8 Available For Sale (Market Value)	489,581	405,304	20.8%	435,317	12.5%	443,263	412,644	7.4%
9 Held To Maturity	641,479	802,159	-20.0%	673,999	-4.8%	675,161	867,490	-22.2%
10 HTM Unrealized Gain at Period-End	24,044	20,047	n/m	16,361	n/m	24,044	20,047	n/m

11 Loans / Deposits	73.8%	79.0%		75.1%		74.9%	80.2%

Public Information October 19, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2010
4. Deposits & Other Interest-Bearing Liabilities.

	(average volume, dollars in thousands)
			Q3’10 /		Q3’10 /			9/30’10YTD /
	Q3’10	Q3’09	Q3’09	Q2’10	Q2’10	9/30’10YTD	9/30’09YTD	9/30’09YTD

1 Total Deposits	$3,981,437	$4,131,388	-3.6%	$3,895,671	2.2%	$3,944,231	$4,066,462	-3.0%
2 Noninterest Demand	1,417,638	1,371,124	3.4%	1,384,249	2.4%	1,394,033	1,330,495	4.8%
3 Interest-Bearing Transaction	678,524	708,372	-4.2%	664,952	2.0%	669,053	705,777	-5.2%
4 Savings	993,934	978,656	1.6%	954,367	4.1%	971,368	941,847	3.1%
5 Time greater than $100K	549,459	581,681	-5.5%	541,213	1.5%	548,848	622,168	-11.8%
6 Time less than $100K	341,882	491,555	-30.4%	350,890	-2.6%	360,929	466,175	-22.6%
7 Total Short-Term Borrowings	203,841	221,100	-7.8%	206,313	-1.2%	209,846	347,072	-39.5%
8 Fed Funds Purchased	0	870	n/m	0	n/m	0	144,037	n/m
9 Other Short-Term Funds	203,841	220,230	-7.4%	206,313	-1.2%	209,846	203,034	3.4%
10 Federal Home Loan Bank Advances	36,298	86,166	n/m	10,273	n/m	23,767	77,296	n/m
11 Long-Term Debt	26,417	26,551	-0.5%	26,450	-0.1%	26,450	26,584	-0.5%
12 Shareholders’ Equity	525,630	549,331	-4.3%	518,128	1.4%	517,121	527,635	-2.0%

13 Demand Deposits / Total Deposits	35.6%	33.2%		35.5%		35.3%	32.7%
14 Transaction & Savings Deposits / Total Deposits	77.6%	74.0%		77.1%		76.9%	73.2%
5. Interest Yields Earned & Rates Paid.

	(dollars in thousands)
	Q3’10			Q2’10	Q3’09
	Average	Income/	Yield */	Yield*/	Average	Income/	Yield*/
	Volume	Expense	Rate	Rate	Volume	Expense	Rate

1 Interest & Fees Income Earned
2 Total Earning Assets (FTE)	$4,068,561	$59,765	5.84%	5.93%	$4,470,851	$66,093	5.88%
3 Total Loans (FTE)	2,937,501	45,382	6.13%	6.18%	3,263,388	49,579	6.03%
4 Commercial Loans (FTE)	772,997	12,265	6.29%	6.38%	901,127	13,090	5.76%
5 Commercial Real Estate Loans	1,234,475	20,696	6.65%	6.63%	1,313,545	21,967	6.63%
6 Consumer Loans	930,029	12,421	5.30%	5.43%	1,048,716	14,522	5.49%
7 Total Investment Securities (FTE)	1,131,060	14,383	5.09%	5.28%	1,207,463	16,514	5.47%
8 Interest Expense Paid
9 Total Earning Assets	4,068,561	3,096	0.30%	0.31%	4,470,851	4,500	0.40%
10 Total Interest-Bearing Liabilities	2,830,355	3,096	0.43%	0.46%	3,094,081	4,500	0.58%
11 Total Interest-Bearing Deposits	2,563,799	2,047	0.32%	0.35%	2,760,264	3,273	0.47%
12 Interest-Bearing Transaction	678,524	226	0.13%	0.13%	708,372	263	0.15%
13 Savings	993,934	666	0.27%	0.28%	978,656	915	0.37%
14 Time less than $100K	341,882	357	0.41%	0.51%	491,555	829	0.67%
15 Time greater than $100K	549,459	798	0.58%	0.63%	581,681	1,266	0.86%
16 Total Short-Term Borrowings	203,841	511	0.98%	0.94%	221,100	509	0.90%
17 Fed Funds Purchased	0	0	0.00%	0.00%	870	0	0.15%
18 Other Short-Term Funds	203,841	511	0.98%	0.94%	220,230	509	0.92%
19 Federal Home Loan Bank Advances	36,298	113	1.22%	2.00%	86,166	295	1.34%
20 Long-Term Debt	26,417	425	6.43%	6.38%	26,551	423	6.36%
21 Net Interest Income and Margin (FTE)		$56,669	5.54%	5.62%		$61,593	5.48%

*	Annualized
6. Noninterest Income.

	(dollars in thousands except per share amounts)
			Q3’10 /		Q3’10 /			9/30’10YTD /
	Q3’10	Q3’09	Q3’09	Q2’10	Q2’10	9/30’10YTD	9/30’09YTD	9/30’09YTD

1 Service Charges on Deposit Accounts	$8,162	$9,479	-13.9%	$8,629	-5.4%	$25,533	$27,017	-5.5%
2 Merchant Credit Card Income	2,234	2,163	3.3%	2,176	2.7%	6,631	6,818	-2.7%
3 ATM Fees & Interchange	1,004	965	4.0%	1,021	-1.7%	2,917	2,792	4.5%
4 Debit Card Fees	1,259	1,267	-0.6%	1,245	1.1%	3,678	3,656	0.6%
5 Financial Services Commissions	211	129	64.2%	223	-5.1%	583	420	38.9%
6 Mortgage Banking Income	23	26	-13.9%	40	-43.0%	82	68	20.3%
7 Trust Fees	429	319	34.2%	448	-4.4%	1,257	1,056	19.1%
8 Other Income	1,571	1,613	-2.5%	1,988	-20.9%	5,452	5,644	-3.4%

9 Sub-total	14,893	15,961	-6.7%	15,770	-5.6%	46,133	47,471	-2.8%
10 Gain on Acquisition	178	0	n/m	0	n/m	178	48,844	n/m

11 Total Noninterest Income	$15,071	$15,961	-5.6%	$15,770	-4.4%	$46,311	$96,315	n/m

12 Operating Ratios:
13 Total Revenue (FTE)	$71,740	$77,554	-7.5%	$72,343	-0.8%	$216,582	$279,585	n/m
14 Noninterest Income / Revenue (FTE)	21.0%	20.6%		21.8%		21.4%	34.4%
15 Service Charges / Avg. Deposits (annualized)	0.81%	0.91%		0.89%		0.87%	0.89%
16 Total Revenue Per Avg. Common Share (annualized)	$9.77	$10.53	-7.2%	$9.93	-1.6%	$9.92	$12.86	n/m

2

Public Information October 19, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2010
7. Noninterest Expense.

		(dollars in thousands)
				Q3’10 /		Q3’10 /			9/30’10YTD /
		Q3’10	Q3’09	Q3’09	Q2’10	Q2’10	9/30’10YTD	9/30’09YTD	9/30’09YTD

1	Salaries & Benefits	$15,481	$16,402	-5.6%	$15,476	0.0%	$46,849	$50,221	-6.7%
2	Occupancy	3,962	4,008	-1.2%	3,822	3.7%	11,561	14,831	-22.1%
3	Equipment	1,067	1,789	-40.4%	1,116	-4.3%	3,234	4,618	-30.0%
4	Outsourced Data Processing	2,187	2,258	-3.1%	2,202	-0.7%	6,629	6,740	-1.6%
5	Courier	826	989	-16.4%	903	-8.5%	2,636	2,881	-8.5%
6	Postage	322	576	-44.1%	454	-29.0%	1,251	1,570	-20.3%
7	Telephone	346	622	-44.4%	406	-14.8%	1,141	1,487	-23.2%
8	Professional Fees	950	913	4.1%	867	9.7%	2,480	2,580	-3.9%
9	Stationery & Supplies	276	450	-38.7%	330	-16.4%	956	1,191	-19.8%
10	Loan Expense	354	491	-27.8%	475	-25.4%	1,248	1,689	-26.1%
11	Operational Losses	237	242	-2.0%	158	50.6%	615	658	-6.5%
12	Amortization of Identifiable Intangibles	1,573	1,671	-5.8%	1,540	2.1%	4,711	5,051	-6.7%
13	FDIC Insurance Assessment	1,268	1,442	-12.1%	1,260	0.6%	3,848	4,820	-20.2%
14	Other Operating	2,659	3,298	-19.4%	3,086	-13.8%	8,476	9,603	-11.7%

15	Total Noninterest Expense	$31,508	$35,151	-10.4%	$32,095	-1.8%	$95,635	$107,940	-11.4%

16	Average (Avg.) Full Time Equivalent Staff	1,004	1,086	-7.6%	1,018	-1.4%	1,018	1,135	-10.3%
17	Avg. Assets / Avg. Full Time Equivalent Staff	$4,816	$4,671	3.1%	$4,648	3.6%	$4,709	$4,505	4.5%
18	Operating Ratios:
19	FTE Revenue / Avg. Full Time Equiv. Staff (annualized)	$283	$283	0.0%	$285	-0.7%	$284	$329	-13.7%
20	Noninterest Expense / Avg. Earning Assets (annualized)	3.07%	3.12%		3.19%		3.14%	3.18%
21	Noninterest Expense / FTE Revenues	43.9%	45.3%		44.4%		44.2%	38.6%
8. Provision for Loan Losses.

		(dollars in thousands)
				Q3’10 /		Q3’10 /			9/30’10YTD /
		Q3’10	Q3’09	Q3’09	Q2’10	Q2’10	9/30’10YTD	9/30’09YTD	9/30’09YTD

1	Average Total Loans	$2,937,501	$3,263,388	-10.0%	$2,924,515	0.4%	$2,952,665	$3,261,462	-9.5%
2	Avg. Total Purchased Covered Loans (1)	743,126	974,057	-23.7%	788,108	-5.7%	787,142	900,922	-12.6%
3	Avg. Total Purchased Non-Covered Loans (2)	97,438	0	n/m	0	n/m	32,836	0	n/m
4	Avg. Total Originated Loans	2,096,937	2,289,331	-8.4%	2,136,407	-1.8%	2,132,687	2,360,540	-9.7%

5	Provision for Loan Losses	$2,800	$2,800	0.0%	$2,800	0.0%	$8,400	$7,200	16.7%
6	Gross Loan Losses	5,216	3,870	34.8%	4,255	22.6%	13,926	10,735	29.7%
7	Net Loan Losses	4,387	3,239	35.4%	3,400	29.0%	11,314	8,987	25.9%
8	Recoveries / Gross Loan Losses	16%	16%		20%		19%	16%
9	Net Loan Losses / Avg. Originated Loans (a)	0.83%	0.56%		0.64%		0.71%	0.51%
10	Provision for Loan Losses / Avg. Originated Loans (a)	0.53%	0.49%		0.53%		0.53%	0.41%
11	Provision for Loan Losses / Net Loan Losses	63.8%	86.4%		82.3%		74.2%	80.1%

(1)
Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss-Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.

(2)	Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

(a)	annualized

Public Information October 19, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2010
9. Credit Quality.

		(dollars in thousands)
				9/30/10 /		9/30/10 /
		9/30/10	9/30/09	9/30/09	6/30/10	6/30/10	3/31/10	12/31/09	6/30/09

1	Nonperforming Originated Loans:
2	Nonperforming Nonaccrual Loans	$19,194	$31,352	-38.8%	$19,941	-3.7%	$20,230	$19,837	$29,603
3	Performing Nonaccrual Loans	233	61	n/m	24	n/m	57	25	26

4	Total Nonaccrual Loans	19,427	31,413	-38.2%	19,965	-2.7%	20,287	19,862	29,629
5	Accruing Loans 90+ Days Past Due	686	1,212	-43.4%	712	-3.7%	746	800	614

6	Total	20,113	32,625	-38.4%	20,677	-2.7%	21,033	20,662	30,243
7	Repossessed Originated Loan Collateral	19,285	4,319	346.6%	18,028	7.0%	14,266	12,642	4,715

8	Total Originated Nonperforming Assets	39,398	36,944	6.6%	38,705	1.8%	35,299	33,304	34,958

9	Nonperforming Purchased Covered Loans (1):
10	Nonperforming Nonaccrual Loans	39,783	53,255	-25.3%	37,438	6.3%	52,431	66,965	65,910
11	Performing Nonaccrual Loans	12,388	26,277	-52.9%	22,908	-45.9%	25,731	18,183	16,901

12	Total Nonaccrual Loans	52,171	79,532	-34.4%	60,346	-13.5%	78,162	85,148	82,811
13	Accruing Loans 90+ Days Past Due	4,078	935	n/m	249	n/m	317	210	8,622

14	Total	56,249	80,467	-30.1%	60,595	-7.2%	78,479	85,358	91,433
15	Repossessed Purchased Covered Loan Collateral (1)	25,251	18,740	34.7%	23,670	6.7%	22,305	23,297	13,691

16	Total Nonperforming Purchased Covered Assets (1)	81,500	99,207	-17.8%	84,265	-3.3%	100,784	108,655	105,124

17	Nonperforming Purchased Non-Covered Loans (2):
18	Nonperforming Nonaccrual Loans	18,304	0	n/m	0	n/m	0	0	0
19	Performing Nonaccrual Loans	19,554	0	n/m	0	n/m	0	0	0

20	Total Nonaccrual Loans	37,858	0	n/m	0	n/m	0	0	0
21	Accruing Loans 90+ Days Past Due	0	0	n/m	0	n/m	0	0	0

22	Total	37,858	0	n/m	0	n/m	0	0	0
23	Repossessed Purchased Non-Covered Loan Collateral (2)	2,916	0	n/m	0	n/m	0	0	0

24	Total Nonperforming Purchased Non-Covered Assets (2)	40,774	0	n/m	0	n/m	0	0	0

25	Total Nonperforming Assets	$161,672	$136,151	n/m	$122,970	n/m	$136,083	$141,959	$140,082

26	Total Originated Loans Outstanding	$2,077,915	$2,267,130	-8.3%	$2,124,570	-2.2%	$2,146,580	$2,201,088	$2,322,005
27	Total Purchased Covered Loans Outstanding (1)	718,618	932,656	-22.9%	763,619	-5.9%	809,503	855,301	1,031,643
28	Total Purchased Non-Covered Loans Outstanding (2)	212,318	0	n/m	0	n/m	0	0	0

29	Total Loans Outstanding	$3,008,851	$3,199,786	-6.0%	$2,888,189	4.2%	$2,956,083	$3,056,389	$3,353,648

30	Total Assets	$4,977,871	$4,971,159	0.1%	$4,727,086	5.3%	$4,745,495	$4,975,501	$5,193,595

31	Originated Loans:
32	Allowance for Loan Losses	$38,129	$42,683	-10.7%	$39,716	-4.0%	$40,316	$41,043	$43,122
33	Allowance/Originated Loans	1.83%	1.88%		1.87%		1.88%	1.86%	1.86%
34	Nonperforming Originated Loans/Originated Loans	0.97%	1.44%		0.97%		0.98%	0.94%	1.30%
35	Allowance/Originated Nonperforming Loans	190%	131%		192%		192%	199%	143%

36	Purchased Covered Loans (1):
37	Fair Value Discount on Purchased Covered Loans	$66,459	$98,738		$75,522		$83,325	$93,251	$114,276
38	Discount/Purchased Covered Loans, gross	8.47%	9.57%		9.00%		9.33%	9.83%	9.97%
39	Nonperforming Purchased Covered Loans/Total Cvd Loans	7.83%	8.63%		7.94%		9.69%	9.98%	8.86%

40	Purchased Non-Covered Loans (2):
41	Fair Value Discount on Purchased Non-Covered Loans	$36,935	n/m		n/m		n/m	n/m	n/m
42	Discount/Purchased Non-Covered Loans, gross	14.82%	n/m		n/m		n/m	n/m	n/m
43	Nonperforming Purchased NC Loans/Total NC Loans	17.83%	n/m		n/m		n/m	n/m	n/m

(1)
Purchased covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement. Purchased covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.

(2)	Purchased non-covered loans and other real estate owned represent purchased assets recorded at estimated fair value at August 20, 2010, the date of purchase.

Public Information October 19, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2010
10. Capital.

		(dollars in thousands, except per-share amounts)
				9/30/10 /		9/30/10 /
		9/30/10	9/30/09	9/30/09	6/30/10	6/30/10	3/31/10	12/31/09	6/30/09

1	Common Shareholders’ Equity	$541,173	$494,383	9.5%	$527,681	2.6%	$519,131	$505,448	$476,620
2	Preferred Shareholder’s Equity	0	41,335	n/m	0	n/m	0	0	82,611
3	Total Shareholders’ Equity	541,173	535,718	1.0%	527,681	2.6%	519,131	505,448	559,231
4	Tier I Regulatory Capital	399,781	394,283	1.4%	391,538	2.1%	383,568	370,011	421,048
5	Total Regulatory Capital	437,615	431,913	1.3%	426,674	2.6%	419,541	406,339	458,182

6	Total Assets	4,977,871	4,971,159	0.1%	4,727,086	5.3%	4,745,495	4,975,501	5,193,595
7	Risk-Adjusted Assets	2,941,691	2,866,814	2.6%	2,714,429	8.4%	2,758,122	2,803,007	2,890,291

8	Total Shareholders’ Equity / Total Assets	10.87%	10.78%		11.16%		10.94%	10.16%	10.77%
9	Total Shareholders’ Equity / Total Loans	17.99%	16.74%		18.27%		17.56%	16.54%	16.68%
10	Tier I Capital /Total Assets	8.03%	7.93%		8.28%		8.08%	7.44%	8.11%
11	Tier I Capital / Risk-Adjusted Assets	13.59%	13.75%		14.42%		13.91%	13.20%	14.57%
12	Total Capital / Risk-Adjusted Assets	14.88%	15.07%		15.72%		15.21%	14.50%	15.85%
13	Tangible Common Equity Ratio	7.95%	6.95%		8.17%		7.92%	7.22%	6.26%
14	Common Shares Outstanding	29,118	29,207	-0.3%	29,118	0.0%	29,206	29,208	29,214
15	Common Equity Per Share	$18.59	$16.93	9.8%	$18.12	2.6%	$17.77	$17.31	$16.31
16	Market Value Per Common Share	$54.49	$52.00	4.8%	$52.52	3.8%	$57.65	$55.37	$49.61

17	Share Repurchase Programs

		(shares in thousands)
				Q3’10 /		Q3’10 /			9/30’10YTD /
		Q3’10	Q3’09	Q3’09	Q2’10	Q2’10	9/30’10YTD	9/30’09YTD	9/30’09YTD

18	Total Shares Repurchased / Canceled	97	8	n/m	220	n/m	404	30	n/m
19	Average Repurchase Price	$52.08	$50.45	3.2%	$56.35	-7.6%	$54.99	$46.02	19.5%
20	Net Shares Repurchased (Issued)	1	7	n/m	88	n/m	90	(327)	n/m

Public Information October 19, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2010
11. Period-End Balance Sheets.

		(unaudited, dollars in thousands)
				9/30/10 /		9/30/10 /
		9/30/10	9/30/09	9/30/09	6/30/10	6/30/10	3/31/10	12/31/09	6/30/09
1	Assets:
2	Cash and Money Market Assets	$344,561	$180,521	90.9%	$294,582	17.0%	$253,571	$361,577	$169,291

3	Investment Securities Available For Sale	569,511	391,644	45.4%	466,500	22.1%	414,987	384,208	407,127
4	Investment Securities Held to Maturity	618,838	780,846	-20.7%	652,958	-5.2%	690,585	726,935	830,618

5	Purchased Covered Loans (1)	718,618	932,656	-22.9%	763,619	-5.9%	809,503	855,301	1,031,643
6	Purchased Non-Covered Loans (2)	212,318	0	n/m	0	n/m	0	0	0
7	Originated Loans	2,077,915	2,267,130	-8.3%	2,124,570	-2.2%	2,146,580	2,201,088	2,322,005
8	Allowance For Loan Losses	(38,129)	(42,683)	-10.7%	(39,716)	-4.0%	(40,316)	(41,043)	(43,122)

9	Total Loans, net	2,970,722	3,157,103	-5.9%	2,848,473	4.3%	2,915,767	3,015,346	3,310,526

10	Non-Covered Other Real Estate Owned	22,201	4,319	n/m	18,028	23.2%	14,266	12,642	4,715
11	Covered Other Real Estate Owned, net (1)	25,251	18,740	34.7%	23,670	6.7%	22,305	23,297	13,691
12	Premises and Equipment	36,271	38,982	-7.0%	36,816	-1.5%	37,423	38,098	26,490
13	Identifiable Intangible Assets	36,226	38,264	-5.3%	32,529	11.4%	34,070	35,667	39,934
14	Goodwill	121,673	121,699	0.0%	121,673	0.0%	121,699	121,699	121,699
15	Interest Receivable and Other Assets	232,617	239,041	-2.7%	231,857	0.3%	240,822	256,032	269,504

16	Total Assets	$4,977,871	$4,971,159	0.1%	$4,727,086	5.3%	$4,745,495	$4,975,501	$5,193,595

17	Liabilities and Shareholders’ Equity:
18	Deposits:
19	Noninterest Bearing	$1,428,882	$1,377,215	3.8%	$1,427,611	0.1%	$1,376,760	$1,428,432	$1,334,871
20	Interest-Bearing Transaction	689,372	660,001	4.5%	642,202	7.3%	653,872	669,004	716,706
21	Savings	1,032,003	962,823	7.2%	954,285	8.1%	957,126	971,384	968,408
22	Time	922,441	1,024,587	-10.0%	866,462	6.5%	907,271	991,388	1,137,152

23	Total Deposits	4,072,698	4,024,626	1.2%	3,890,560	4.7%	3,895,029	4,060,208	4,157,137

24	Short-Term Borrowed Funds	193,202	222,030	-13.0%	210,503	-8.2%	211,756	227,178	316,466
25	Federal Home Loan Bank Advances	66,934	85,904	-22.1%	10,223	n/m	10,306	85,470	86,338
25	Debt Financing and Notes Payable	26,396	26,531	-0.5%	26,430	-0.1%	26,464	26,497	26,564
26	Liability For Interest, Taxes and Other	77,468	76,350	1.5%	61,689	25.6%	82,809	70,700	47,859

27	Total Liabilities	4,436,698	4,435,441	0.0%	4,199,405	5.7%	4,226,364	4,470,053	4,634,364

28	Shareholders’ Equity:
29	Preferred Stock	0	41,335	n/m	0	n/m	0	0	82,611
30	Common Equity:
31	Paid-In Capital	378,847	368,032	2.9%	375,713	0.8%	371,982	368,732	367,840
32	Accumulated Other Comprehensive Income	7,238	6,053	19.6%	6,314	14.6%	4,796	3,714	1,747
33	Retained Earnings	155,088	120,298	28.9%	145,654	6.5%	142,353	133,002	107,033

34	Total Common Equity	541,173	494,383	9.5%	527,681	2.6%	519,131	505,448	476,620

35	Total Shareholders’ Equity	541,173	535,718	1.0%	527,681	2.6%	519,131	505,448	559,231

36	Total Liabilities and Shareholders’ Equity	$4,977,871	$4,971,159	0.1%	$4,727,086	5.3%	$4,745,495	$4,975,501	$5,193,595

(1)	Purchased covered loans and other real estate owned represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement.

Purchased covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.

(2)	Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

Public Information October 19, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2010
12. Income Statements.

		(unaudited, dollars in thousands, except per-share amounts)
				Q3’10 /		Q3’10 /			9/30’10YTD /
		Q3’10	Q3’09	Q3’09	Q2’10	Q2’10	9/30’10YTD	9/30’09YTD	9/30’09YTD
1	Interest and Fee Income:
2	Loans	$44,434	$48,530	-8.4%	$44,060	0.8%	$133,196	$143,148	-7.0%
3	Money Market Assets and Funds Sold	1	1	n/m	0	n/m	2	3	n/m
4	Investment Securities Available For Sale	4,189	4,272	-1.9%	4,026	4.0%	12,110	12,550	-3.5%
5	Investment Securities Held to Maturity	6,579	8,393	-21.6%	6,992	-5.9%	20,976	27,752	-24.4%

6	Total Interest Income	55,203	61,196	-9.8%	55,078	0.2%	166,284	183,453	-9.4%

7	Interest Expense:
8	Transaction Deposits	226	263	-13.9%	218	3.6%	661	761	-13.1%
9	Savings Deposits	666	915	-27.2%	659	1.1%	2,064	2,874	-28.2%
10	Time Deposits	1,155	2,095	-44.9%	1,303	-11.4%	3,991	7,890	-49.4%
11	Short-Term Borrowed Funds	511	509	0.3%	491	4.1%	1,538	1,572	-2.2%
12	Federal Home Loan Bank Advances	113	295	n/m	52	n/m	249	714	n/m
13	Debt Financing and Notes Payable	425	423	0.6%	422	0.7%	1,272	1,267	0.4%

14	Total Interest Expense	3,096	4,500	-31.2%	3,145	-1.6%	9,775	15,078	-35.2%

15	Net Interest Income	52,107	56,696	-8.1%	51,933	0.3%	156,509	168,375	-7.0%

16	Provision for Loan Losses	2,800	2,800	0.0%	2,800	0.0%	8,400	7,200	16.7%

17	Noninterest Income:
18	Service Charges on Deposit Accounts	8,162	9,479	-13.9%	8,629	-5.4%	25,533	27,017	-5.5%
19	Merchant Credit Card	2,234	2,163	3.3%	2,176	2.7%	6,631	6,818	-2.7%
20	ATM Fees & Interchange	1,004	965	4.0%	1,021	-1.7%	2,917	2,792	4.5%
21	Debit Card Fees	1,259	1,267	-0.6%	1,245	1.1%	3,678	3,656	0.6%
22	Financial Services Commissions	211	129	64.2%	223	-5.1%	583	420	38.9%
23	Mortgage Banking	23	26	-13.9%	40	-43.0%	82	68	20.3%
24	Trust Fees	429	319	34.2%	448	-4.4%	1,257	1,056	19.1%
25	Gain on Acquisition	178	0	n/m	0	n/m	178	48,844	n/m
26	Other	1,571	1,613	-2.5%	1,988	-20.9%	5,452	5,644	-3.4%

27	Total Noninterest Income	15,071	15,961	-5.6%	15,770	-4.4%	46,311	96,315	n/m

28	Noninterest Expense:
29	Salaries and Related Benefits	15,481	16,402	-5.6%	15,476	0.0%	46,849	50,221	-6.7%
30	Occupancy	3,962	4,008	-1.2%	3,822	3.7%	11,561	14,831	-22.1%
31	Equipment	1,067	1,789	-40.4%	1,116	-4.3%	3,234	4,618	-30.0%
32	Outsourced Data Processing	2,187	2,258	-3.1%	2,202	-0.7%	6,629	6,740	-1.6%
33	Amortization of Identifiable Intangibles	1,573	1,671	-5.8%	1,540	2.1%	4,711	5,051	-6.7%
34	Professional Fees	950	913	4.1%	867	9.7%	2,480	2,580	-3.9%
35	FDIC Insurance Assessment	1,268	1,442	-12.1%	1,260	0.6%	3,848	4,820	-20.2%
36	Other	5,020	6,668	-24.7%	5,812	-13.6%	16,323	19,079	-14.4%

37	Total Noninterest Expense	31,508	35,151	-10.4%	32,095	-1.8%	95,635	107,940	-11.4%

38	Income Before Income Taxes	32,870	34,706	-5.3%	32,808	0.2%	98,785	149,550	n/m
39	Income Tax Provision	9,161	9,449	-3.0%	9,247	-0.9%	27,939	48,285	n/m

40	Net Income	23,709	25,257	-6.1%	23,561	0.6%	70,846	101,265	n/m
41	Preferred Stock Dividends and Discount Accretion	0	1,466	n/m	0	n/m	0	3,151	n/m

42	Net Income Applicable to Common Equity	$23,709	$23,791	-0.3%	$23,561	0.6%	$70,846	$98,114	n/m

43	Average Common Shares Outstanding	29,127	29,210	-0.3%	29,207	-0.3%	29,187	29,072	0.4%
44	Diluted Average Common Shares Outstanding	29,385	29,429	-0.2%	29,568	-0.6%	29,515	29,313	0.7%

45	Per Common Share Data:
46	Basic Earnings	$0.81	$0.81	0.0%	$0.81	0.0%	$2.43	$3.37	n/m
47	Diluted Earnings	0.81	0.81	0.0%	0.80	1.2%	2.40	3.35	n/m
48	Dividends Paid	0.36	0.35	2.9%	0.36	0.0%	1.08	1.06	1.9%